SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

Q.E.P. CO., INC.

(Exact name of registrant as specified in its charter)

FLORIDA	0-21161	13-2983807
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1081 Holland Drive

Boca Raton, Florida 33487

(Address of principal executive offices)

561-994-5550

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of the Company dated April 23, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

On April 23, 2003, Q.E.P. Co., Inc. (the “Company”) issued a press release regarding results for the fiscal 2003 fourth quarter and full year ended February 28, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations for the Fiscal 2003 fourth quarter and full year ended February 28, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q.E.P. CO., INC.

Date: April 23, 2003	By:	/s/ MARC APPLEBAUM
	Name:	Marc Applebaum
	Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated April 23, 2003.